2019 Investor Day June 20, 2019 Exhibit 99.2

Forward-Looking Statements Certain statements made in this presentation are forward-looking statements that involve risks and uncertainties. The words “believe,” “expect,” “project,” “will,” “should,” “could” and similar expressions are intended to identify those forward-looking statements. These forward-looking statements reflect the Company’s best judgment based on current information, and although we base these statements on circumstances that we believe to be reasonable when made, there can be no assurance that future events will not affect the accuracy of such forward-looking information. As such, the forward-looking statements are not guarantees of future performance, and actual results may vary materially from the projected results and expectations discussed in this report. Factors that might cause the Company’s actual results to differ materially from those anticipated in forward-looking statements include, but are not limited to: (1) competitive pressure on sales and pricing, including pressure from imports and substitute materials; (2) U.S. and foreign trade policies affecting steel imports or exports; (3) the sensitivity of the results of our operations to prevailing steel prices and changes in the supply and cost of raw materials, including pig iron, iron ore and scrap steel; (4) availability and cost of electricity and natural gas which could negatively affect our cost of steel production or could result in a delay or cancellation of existing or future drilling within our natural gas working interest drilling programs; (5) critical equipment failures and business interruptions; (6) market demand for steel products, which, in the case of many of our products, is driven by the level of nonresidential construction activity in the U.S.; (7) impairment in the recorded value of inventory, equity investments, fixed assets, goodwill or other long-lived assets; (8) uncertainties surrounding the global economy, including the severe economic downturn in construction markets and excess world capacity for steel production; (9) fluctuations in currency conversion rates; (10) significant changes in laws or government regulations affecting environmental compliance, including legislation and regulations that result in greater regulation of greenhouse gas emissions that could increase our energy costs and our capital expenditures and operating costs or cause one or more of our permits to be revoked or make it more difficult to obtain permit modifications; (11) the cyclical nature of the steel industry; (12) capital investments and their impact on our performance; and (13) our safety performance.

Nucor Overview North America’s most diversified steel and steel products company Largest steel producer in the U.S 25 scrap-based steel mills with annual production capacity of 27 million tons North America’s largest recycler 185 consecutive quarters of cash dividends Raw Materials Direct Reduced Iron, Ferrous Scrap Brokerage, Non-Ferrous Scrap, and Transportation & Logistics Steel Mills Bars, Beams, Sheet and Plate Steel Products Hollow structural section tubing, electrical conduit, piling, joists & joist girders, deck; fabricated reinforcing bar; cold finished bar; precision castings; fasteners, metal building systems, steel grating, and steel mesh 2018 RESULTS 2018 Net Sales: $25 Billion Steel Shipped: 27.9 Million Tons EPS: $7.42 Capital Returned: $1.35 Billion Employees: 26,300

Nucor’s Track Record Generating profits throughout the cycle U.S. Capacity Utilization Rate (Quarterly Avg.) Nucor Quarterly EBITDA ($ millions)

Project Product Type Completion/ Startup Budgeted Amount (millions of $USD) Logistical Advantages Rebar Micro Mill in Missouri Bar Q4 2019 $250 Rebar Micro Mill in Florida Bar H1 2020 $240 Nucor Steel Kankakee Midwest Merchant Bar Expansion Bar Q4 2019 $180 Moving Up the Value Chain Nucor Steel Gallatin Hot Band Capacity Expansion Sheet Mid 2021 $650 Nucor Steel Gallatin Hot Band Galvanizing Line Sheet Q3 2019 $176 Nucor Steel Arkansas Specialty Cold Mill Complex Sheet H1 2019 $230 Nucor Steel Arkansas Gen 3 Flex Galvanizing Line Sheet Mid 2021 $240 Nucor-JFE Joint Venture Galvanizing Line in Mexico* Sheet H1 2019 $135* Logistics & Value New Plate Mill in Kentucky Plate Late 2022 $1,350 *50-50 joint venture between Nucor and JFE; total budgeted project spend of $270 million Total $3,451 Strategic Growth Investments

Today’s Agenda Delivering Profitable Long-term Growth John Ferriola – Chairman & CEO Driving Commercial Excellence Rick Blume – VP & GM of Commercial Moving up the Value Chain at Hickman MaryEmily Slate – EVP Tubular Products Public Affairs and Trade John Bass – GM of Public Affairs Capital Allocation & Outlook Jim Frias – EVP & Chief Financial Officer

NUCOR COMPETITIVE STRENGTHS

Principles of Nucor’s Culture SAFETY FIRST Teamwork Pay for Performance Continual Improvement Environmental Stewards

Safety Performance PER 100 WORKERS / 200,000 HOURS PER YEAR TOTAL DAYS AWAY, RESTRICTED & TRANSFER CASE RATES PER 100 WORKERS / 200,000 HOURS PER YEAR TOTAL OCCUPATIONAL INJURY & ILLNESS RATES Source: Nucor; Bureau of Labor Statistics (BLS)

Environmental Performance GREENHOUSE GAS (GHG) EMISSIONS ENERGY INTENSITY AVERAGE METRIC TONS OF CO2 EMITTED FOR EVERY METRIC TON OF STEEL PRODUCED AVERAGE GIGAJOULE PER METRIC TON OF CRUDE STEEL PRODUCED 2018 2017 2018 2017 GLOBAL AVERAGE N/A 1.83 GLOBAL AVERAGE N/A 20.0 NUCOR STEEL MILLS 0.91 0.88 NUCOR STEEL MILLS 4.90 4.89

Low, Highly-Variable Cost Structure Sustainable Profitability / Highly Variable Cost Structure / Stable Margin Spread Metal Margin Spread 2010 to 2018

Strong Balance Sheet Low Financial Leverage Strongest credit ratings in the sector: Baa1/A- Current liquidity of $1.4 billion in cash and an undrawn $1.5 billion credit facility maturing in 2023 No material debt maturities until 2022

Consistent Cash Generation Sales Price down $140/ton Metal Margin down $29/ton Sales Price up $141/ton Metal Margin up $87/ton $140 $111 $29 $141 $54 $87

Diversified Across Steel and Steel Products States/Provinces with Nucor locations

Market Leadership #1 North American Market Leader Structural Steel Merchant Bar Steel Cold Finish Bar Steel Steel Joist & Deck Steel Piling Distribution Metal Buildings #2 North American Market Leader Plate Steel SBQ Bar Steel Hollow Structural Section (HSS) Steel Tubing Steel Electrical Conduit Pipe Rebar Steel & Fab #3 North American Market Leader Sheet Steel (hot + cold + galvanized) Sources: Company filings, SEC Filings, Industry Data, First River Consulting.

NUCOR STRATEGY FOR PROFITABLE GROWTH

Nucor’s Strategy – Flexible & Focused Leveraging Nucor’s Position of Strength Low Cost Producer Market Leadership Move Up the Value Chain Expand Channels to Market Commercial Excellence Five Drivers to Profitable Growth 1 2 3 4 5

Low Cost Producer 1 Carefully considered capital outlay that will ensure that Nucor’s bar mills continue to be a cornerstone of the company’s profitability Low cost, logistically advantaged Current Initiatives: Bar Mill Strategy Past Initiatives: Raw Materials Strategy Nucor Micro Mill Nucor Kankakee Nucor Marion Rolling Mill DJJ Scrap Yards Deliberate investments to secure Nucor’s low cost position for the long term Natural Gas investment program begun in 2010 assures Nucor’s access to a long term supply of natural gas at attractive costs Trinidad and Louisiana DRI plants: Important sources of high quality metallics for Nucor and limit prime scrap cost escalation Nu-Iron, Trinidad

Market Leadership 2 Leading market position established by 3 strategic transactions in rapid succession Excellent strategic fit with Nucor steelmaking Major expansion of Nucor steel products business Mid-teens IRR to date Past Initiatives: Pipe & Tube Acquisitions Leadership in terms of cost, quality, reliability, service and market share Attractive domestic market for discrete plate Highly complementary to Nucor’s existing operations Current Initiative: Brandenburg Plate Mill HSS Market Share Conduit Market Share

Move up the Value Chain 3 Quench & Self Tempering (QST) Technology 500,000 tons of new 72” wide galvanizing capacity aimed squarely at growing automotive applications 1.4 million tons of heavier, wider coil with increased surface quality targeting line pipe, auto, heavy equipment Current Initiatives: Gallatin Investments Past Initiatives: Yamato Investments $190 million total investments completed earlier this decade to upgrade Yamato’s capabilities have yielded excellent returns Quench & Self Tempering capability solidified Nucor’s leadership in beams Wider, lighter & stronger sheet pilings cover more area at a lower installed cost U.S. Sheet Market Shipments

Expand Channels to Market Downstream Steel Usage Steel Products Segment 4

Commercial Excellence 5 Investing in People and Technology

COMMERCIAL EXCELLENCE DRIVING COMMERCIAL EXCELLENCE Rick Blume VP & GM of Commercial

Commercial Evolution Decentralized Mill-focused Sales Team Building the Commercial Basics Unifying the Sales Team Five Commercial Commandments Commercial Excellence Building the Team Building the Sales Process Executing the Commercial Strategy

Building the Commercial Process Leverage our size Optimize our product diversity Present a single, united front to the market Earn a premium over competitors Achieve higher revenue due to mix. Commercial Five Commandments

Building the Commercial Process

Building the Commercial Process Expanding Expectations

Commercial Excellence “Our vision must include the perspective seen through the eyes of our customer. Such that customers desire and choose to do business with us because they believe that doing so brings value to their company and they are willing to pay for the value”. — John Ferriola, CEO Nucor

Building the Commercial Process Gallup identified 3 key opportunities for focus CONSISTENT RELIABILITY EASE OF DOING BUSINESS BUILDING STRATEGIC PARTNERSHIPS Sales Team Effectiveness

“Best in Industry” Commercial Team TEAM RESPONSIBILITY Commercial Directors Market-Driven Product Group Commercial Strategy Marketing and Commercial Digitalization End Use Market Knowledge & Driving Digital Strategy Division Sales Managers Responsible for Division and Product Group Sales Nucor Automotive Automotive Growth Nucor Mexico and Canada Exporting Value Added Products Enterprise Account Managers Extreme Ownership of our Strategic Accounts Product Managers Focus on Profitably Filling our Mill Orderbooks District Sales Managers Engaged with 24 End Use Customers and SSC

Sales Team Effectiveness Success Factor Commercial Profile Nucor Way of Selling: Value Based Updated Sales Compensation Selling Deep & Executive Engagement CRM & Other Digital Tools

Targeted Diversification Targeted diversification advantageous in cyclical markets End use Market Product Geography Customer Capex investments to address strategic market/customer objectives Not a “build it and they will come” strategy. Value added products/services for value appreciative customers

Strategic Investments Commercial Objective / Diversification New Mills End Use Market Product Geography Downstream Cost Plate Steel Mill in Kentucky Rebar Micro Mills in Missouri & Florida Nucor-JFE Joint Venture Galvanizing Line in Mexico Major Upgrades / Expansions Nucor Steel Gallatin Expansion Nucor Steel Arkansas Galvanizing Line Nucor Steel Kankakee Midwest Merchant Bar Expansion Nucor Steel Gallatin Hot Band Galvanizing Line Nucor Steel Marion Rolling Mill Upgrade Nucor Steel Arkansas Specialty Cold Mill Complex Investing in Capabilities

Commercial Excellence Customer Response 1st EAF GM Supplier of the Year - 2018 Volkswagen Supplier of the Year- 2017 Berlin Honda Environmental Award - 2017 Thyssenkrupp Supplier of the Year - 2017

The Road Forward Voice of the Customer 3.0 Profitable Utilization of New Capabilities Digitalization a Key Enabler NucorNow Enhanced EDI Nucor.com Knowledge Empowering Nucor (KEN)

HICKMAN, AR MOVING UP THE VALUE CHAIN MaryEmily Slate EVP – Tubular Products

Hickman Operations Sheet Steelmaking Complex (pre-2017) Freight Modes Truck Rail (BNSF) Barge Vacuum Degasser Tension Level Line Hot Mill Pickle Line 1 Cold Mill Galvanizing Line

Sheet Mill Group Nucor Sheet Mills Hickman, AR Decatur, AL Crawfordsville, IN Ghent, KY Huger, SC Castrip® Sheet Mills Armorel, AR Crawfordsville, IN

Strategic Investments Hickman Sheet Mill Hickman projects support Nucor’s strategy of moving up the value chain to meet demand for high-value-added sheet products Low Cost Producer Market Leadership Move Up the Value Chain Expand Channels to Market Commercial Excellence Five Drivers to Profitable Growth 1 2 3 4 5

STATUS: Currently starting up Adding a specialty cold rolling complex, utilizing existing melt capacity Expands Nucor’s capability to produce Motor Lamination (ML), High Strength Low Alloy (HSLA) & Advanced High Strength Steel (AHSS) products Flexible cold reduction mill will allow us to cold reduce to both lighter gauge & much higher strength levels to meet our customers’ light-weighting goals Adds about 500,000 tons of value added CR capability Nucor Arkansas Hickman Cold Mill Expansion

Hickman Galvanizing Line

STATUS: Mid-2021 Startup (expected)

- Adding a Generation 3 Flex Galvanizing Line
- Utilizes Specialty Cold Mill substrate
- Annual capacity ~500,000 tons
- Capable of efficiently making the widest variety of grades to support automotive's growth and needs for stronger/lighter steels
  - Light-weighting, CAFE, Coated, and 3rd Gen AHSS market
  - Automotive market consumes ~9 million tpy coated sheet
  - Ducker Worldwide projects over 4 million tons AHSS & HSLA auto steels needed by 2025
- Supports keeping **steel product of choice** for auto!




NUCOR STEEL ARKANSAS
ENVIRONMENTALLY RESPONSIBLE

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Building the Mill of the Future The two CAPEX projects expand NSA’s capability to efficiently produce products beyond that of any North American mill Added capabilities: Roll steel for Hybrid Electric motors; tool steels; high alloy steels Will produce higher strength steels not in use today (2000 megapascal) Nearly 10 times stronger than typical commercial quality steel Complex dual phase steels can be rolled in ¼ of the number of reduction passes than current conventional reversing mills Will roll very hard material to ultra-thin thickness Like a Transformer! Mill will be able to change configurations in 6 minutes or less From standard 4 high to specialty products 6 high One Stop Shop – Creating the most cost effective and efficient channel to market

Centrally Located

Current Shipment Mix Future Shipment Mix Nucor Sheet Group Expected End Use Shipments

PUBLIC AFFAIRS NUCOR & TRADE John Bass GM of Public Affairs

Nucor Public Affairs

Domestic Production in Decline The U.S. Became a Foreign Steel Dumping Ground One-Way Steel “Trade”: 2013 – 2017 91 mt imported from 6 trading “partners” vs. only 1.2 mt exported millions of net tons 1973: 151 million tons (peak) 2018: 95mt

Nucor’s Transition to Offense on Trade Our industry and nation thrives in a system of fair AND RULES-BASED trade. We all lose if we don’t fight trade cheaters and state-supported overcapacity.

Enforcing the Rules of Free Trade *AD & CVD petitions are filed together, so the timelines run concurrently Trade Case Process

Duties from Successful Trade Cases Trade Cases have been effective, but multiple rounds over several years needed for comprehensive coverage Hot-Rolled Cold-Rolled CORE Plate Rebar Wire Rod Australia Brazil China India Indonesia Japan Korea Netherlands Russia Taiwan Thailand Turkey U.K. Ukraine Brazil China India Japan Korea U.K. China India Italy Korea Taiwan Austria Belgium Brazil China France Germany India Indonesia Italy Japan Korea Russia South Africa Taiwan Turkey Ukraine Belarus China Indonesia Japan Latvia Mexico Moldova Poland Taiwan Turkey Ukraine Belarus Brazil China India Indonesia Italy Korea Mexico Moldova Russia South Africa Spain Trinidad & Tobago Turkey Ukraine UAE U.K.

Transshipping Chinese Steel

Section 232: A Comprehensive Solution Goal: Reduce imports 37% to achieve 80% U.S. capacity utilization rate - minimum needed for the industry’s long-term viability Necessary to protect our national and economic security and vital for the long-term financial health of the steel industry Strong message that dumping artificially cheap steel products into our market will no longer be tolerated Must be broad-based in order to stop circumvention Levels the playing field by allowing steel prices to return to fair market levels based on supply and demand Will not result in a shortage of steel, but may result in a shortage of dumped steel

Current Status of 232 Tariffs Absolute Quotas Monitoring 25% Tariff Argentina 135% avg. 2015-2017 volumes, by product Brazil Finished: 70% avg. 2015-2017 volumes, by product Semi-Finished: 100% avg. 2015-2017 volumes South Korea 70% avg. 2015-2017 volumes, by product Australia Canada Mexico All Other Countries Covers only 28% of all imports

Effect of 232 Tariffs on Steel Imports into U.S. Source: U.S. Census Bureau. Import totals include finished and semi-finished steel products Monthly Difference in Total Imports Year-Over-Year March 2019 New 7-year high: 82.9% Capacity Utilization 5.35 million net tons fewer imports over last 12 months May 2018–Apr 2019

232 Product Exclusions Steel Exclusion Requests: 61,297 Nucor Objections: 3,809 (6.2%) Product Exclusion Request Yes File Objection Defer Technical Review/ Capability Monitoring exclusion requests posted by U.S. Commerce Dept. is critical to prevent overly broad or unwarranted exclusions e.g. Rejection of AM/NS Calvert Slabs Exclusion Request Exclusion Requests total 81M tons 47M more than 2018 import total *Requests as of 6/7/19

Impacts of Trade Enforcement Policies Imports’ Share of U.S. Finished Steel Market (2009-2019)

Steel Sector Has Been Slower to Recover Post-2008 6.6% 9.2% After-Tax Profits as a Percentage of Net Sales (Annually)

China Set New Production Record in 2018 Almost 900 million MORE net tons than in 2000 17 million LESS net tons than in 2000 Millions of Net Tons U.S – China Raw Steel Production (2000-2018) China: >1 BILLION tons produced in 2018 95 Million Tons in 2018

Imports Are Still a Threat Due to Overcapacity Steelmaking Capacity

U.S.-Mexico-Canada Agreement (USMCA) Trilateral deal with Canada and Mexico reached last September is still subject to approval by Congress If ratified, deal should be a big WIN for steel industry in U.S. Incentivizes use of North American steel in autos, auto parts and other products containing steel Includes enforceable rules to deter currency manipulation We are working with USTR, urging U.S. to allow for future growth for exports to Mexico

What We Ask of Our Leaders Support aggressive trade enforcement Address global steel overcapacity Support spending to rebuild our crumbling infrastructure Fight against over-regulation of our U.S. industrial sector Support policies that promote abundant and affordable energy

CAPITAL ALLOCATION Jim Frias EVP – Chief Financial Officer

Capital Allocation Priorities Nucor’s goal is to return a minimum of 40% of our earnings to shareholders, while maintaining our strong investment grade credit rating 2. Base Dividend Growth Commensurate With Earnings 3. Share Repurchases or Supplemental Dividends 1.Investing In Profitable Growth Opportunities

$5.9 Billion Returned since 2009 NM

Strategic Growth Investments Project Product Type Completion/ Startup Budgeted Amount (millions of $USD) Logistical Advantages Rebar Micro Mill in Missouri Bar Q4 2019 $250 Rebar Micro Mill in Florida Bar H1 2020 $240 Nucor Steel Kankakee Midwest Merchant Bar Expansion Bar Q4 2019 $180 Moving Up the Value Chain Nucor Steel Gallatin Hot Band Capacity Expansion Sheet Mid 2021 $650 Nucor Steel Gallatin Hot Band Galvanizing Line Sheet Q3 2019 $176 Nucor Steel Arkansas Specialty Cold Mill Complex Sheet H1 2019 $230 Nucor Steel Arkansas Gen 3 Flex Galvanizing Line Sheet Mid 2021 $240 Nucor-JFE Joint Venture Galvanizing Line in Mexico* Sheet H1 2019 $135* Logistics & Value New Plate Mill in Kentucky Plate Late 2022 $1,350 *50-50 joint venture between Nucor and JFE; total budgeted project spend of $270 million Total $3,451

Why Market Leadership Matters NYS Startup NYS II Startup Berkeley Beam Mill Startup Nucor’s Success in Structural Steel

Performance Improvement Initiatives – Metal Buildings Average: 1,912 Average: 1,537 Average: 1,168 Source: MBMA monthly data report Industry leader with approx. 30% market share 2,800 Authorized Builders Business has been rightsized to reflect market conditions Demand (Thousands of Net Tons)

Performance Improvement Initiatives - Louisiana DRI Startup December 2013 Design capacity 2.5 mtpy People & Process improvements implemented Annual records set in 2018 1.8 million tons, 7,200 hours of production, 82% plant availability Nucor Steel Louisiana – Project 8000 Operating Hours (per year) Metric Tons (in Thousands)

All Markets Outlook Summary Note: Declining < 0%; Stable 0 to 2%; Growing > 2%   20 of 24 Markets Are Stable or Growing Declining Markets 4 Stable Markets 3 Growing Markets All Others 17

NUCOR OUR VALUES & MISSION John Ferriola President, CEO & Chairman

Our Mission